SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


                                    FORM 8-K


                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


                        Date of report: November 28, 2001
                Date of earliest event reported: October 11, 2001


                               TeleCorp PCS, Inc.
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               (Exact Name of Registrant as Specified in Charter)


      Delaware                         000-31941                54-1872248
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(State or Other Jurisdiction of       (Commission             (IRS Employer
Incorporation)                        File Number)          Identification No.)



               1010 N. Glebe Road, Suite 800, Arlington, VA 22201
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          (Address of Principal Executive Offices, including Zip Code)



       Registrant's telephone number, including area code: (703) 236-1100



                                       N/A
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          (Former Name or Former Address if Changed Since Last Report)
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Item 5.  Other Events.
         ------------

         On October 7, 2001, TeleCorp PCS, Inc., a Delaware corporation ("TeleCorp"), entered into a definitive Agreement and Plan of Merger (the "Merger Agreement") with AT&T Wireless Services, Inc., a Delaware corporation ("AWS") and TL Acquisition Corp., a direct wholly-owned subsidiary of AWS (the "Merger Sub"). Pursuant to the Merger Agreement, the Merger Sub shall be merged with and into TeleCorp with TeleCorp continuing as the surviving corporation and becoming a wholly-owned subsidiary of AWS (the "Merger"). The Merger is subject to, among other things, regulatory approval and approval by TeleCorp's stockholders.

         In connection with the Merger Agreement, holders representing in excess of 50% of the voting power of TeleCorp have entered into voting agreements which provide for, among other matters, voting their shares in favor of the transactions contemplated by the Merger Agreement.

         On October 11, 2001 and November 16, 2001, separate purported class action lawsuits were filed against TeleCorp, certain of its directors and AWS in connection with the proposed Merger (the "Stockholder Claims"). The Stockholder Claims allege, among other things, that the directors of TeleCorp breached their fiduciary duties, and certain other duties, to TeleCorp stockholders by entering into the Merger Agreement and seek various forms of relief, including an injunction against consummation of the Merger, rescinding the Merger if the same is consummated prior to a final judgment on the Stockholder Claims and compensatory damages and costs. TeleCorp does not believe that the Stockholder Claims have merit.

         The following two complaints were each filed in the Court of Chancery in the State of Delaware in and for New Castle County:

         1. Marvin Dunbar, et al. v. Gary C. Wendt, William M. Mounger, II, Mary Key-Hawkins, Michael Schwartz, James M. Hoak, Michael R. Hannon, Scott I. Anderson, William A. Kussell, Rohit M. Desai, Thomas H. Sullivan, Gerald T. Vento, AT&T Wireless Services, Inc. and TeleCorp PCS, Inc. (filed on October 11, 2001).

         2. Wallace W. Weatherly and George Sustendal, et al. v. Gerald T. Vento, Thomas H. Sullivan, Gary C. Wendt, Michael Benson, William H. Hague, Ann K. Hall, Scott I. Anderson, AT&T Wireless Services, Inc., Michael R. Hannon, Rohit M. Desai, James M. Hoak and TeleCorp
            PCS, Inc. (filed on November 16, 2001).

         The foregoing descriptions of the complaints for the Stockholder Claims are qualified in their entirety by reference to the complaints, copies of which are filed as Exhibits 99.1 and 99.2 hereto and such Exhibits are incorporated herein by reference.


Item 7.  Financial Statements and Exhibits.
         ---------------------------------

         (c)   The following exhibits are filed with this report:

Exhibit Number                           Description
--------------                           -----------

      99.1                         Dunbar Complaint, dated October 11, 2001

      99.2                         Weatherly Complaint, dated November 16, 2001

                                   SIGNATURES

         Pursuant to the requirements of the Securities and Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

TeleCorp PCS, Inc.



/s/ Thomas H. Sullivan
--------------------------
Thomas H. Sullivan
Executive Vice President and
Chief Financial Officer


Date:  November 28, 2001
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                                  EXHIBIT INDEX



Exhibit No.             EXHIBIT
-----------             -------

99.1              Dunbar Complaint, dated October 11, 2001

99.2              Weatherly Complaint, dated November 16, 2001